Redeemable Convertible Preferred Stock Warrants	9 Months Ended
Sep. 30, 2015
Text Block [Abstract]
Redeemable Convertible Preferred Stock Warrants

10.    Redeemable Convertible Preferred Stock Warrants

As of December 31, 2013 and 2014, the Company had the following redeemable convertible preferred stock warrants issued and outstanding:

Warrant Class:	Number of Shares Underlying Warrants			Fair Value		Issuance Date	Exercise Price per Share
	2013	2014	March 31, 2015	2013	2014
			(unaudited)	(in thousands)
Series B	347,568	—	—	$712	$—	August 2009	$0.22
Series B	277,992	277,992	277,992	570	2,351	June 2011	0.22
Series C	57,000	57,000	57,000	110	475	April 2012	0.33
Series C	1,215,000	1,215,000	1,215,000	1,978	9,728	September 2012	0.67
Series C(1)	405,000	405,000	405,000	658	3,243	September 2012	0.67

Total	2,302,560	1,954,992	1,954,992	$4,028	$15,797

(1)

Represents additional shares that may be exercised pursuant to the Series C redeemable convertible preferred stock warrant issued in September 2012 due to a draw down on a debt financing arrangement in March 2013.

In August 2009, secured convertible promissory notes were issued to the Company’s founders and investors and subsequently converted to warrants to purchase 347,568 shares of Series B redeemable convertible preferred stock in 2010. The Company determined the fair value of these warrants to be $30,000 on the date of grant. In August 2014, the warrants were exercised into 347,568 shares of Series B redeemable convertible preferred stock for total consideration of $0.1 million.

In June 2011, as part of financing arrangements with a financial institution, the Company issued a warrant to purchase 277,992 shares of Series B redeemable convertible preferred stock. The warrant is immediately exercisable and expires, if not exercised, in June 2018. The Company determined the fair value of the warrants to be $25,000 on the date of grant.

In April and September 2012, in connection with entering into a debt financing arrangement, the Company issued warrants to purchase an aggregate of 1,272,000 shares of Series C redeemable convertible preferred stock. These warrants are exercisable immediately and expire, if not exercised, in April and September 2019. The Company determined the fair value of the warrants granted in April and September to be $10,000 and $0.4 million on the date of grant.

In March 2013, the Company drew down under an existing debt financing arrangement. In connection with the draw down, the existing September 2012 warrants to purchase 1,215,000 shares of Series C redeemable convertible preferred stock became exercisable for 1,620,000 shares of Series C redeemable convertible preferred stock. The Company determined the fair value of these warrants to be $0.2 million on the date of grant using the Black-Scholes option-pricing model.

As the redeemable convertible preferred stock warrants are exercisable into contingently redeemable preferred shares, the Company has recognized a liability for the fair value of its warrants on the consolidated balance sheets upon issuance and subsequently remeasures the liability at the end of each reporting period.

The key assumptions used in the Black-Scholes option-pricing model for the revaluation of the redeemable convertible preferred stock warrants were as follows:

Year Ended December 31,
	2012	2013	2014
Expected term (in years)	1.6 – 6.75	0.61 – 6.94	0.75 – 1.25
Volatility	51.83 – 57.22%	31.24 – 62.72%	46.70 – 54.90%
Risk-free interest rate	0.22 – 1.04%	0.06 – 2.47%	0.11 – 0.21%
Dividend yield	—%	—%	—%

As these warrants to acquire convertible preferred stock are classified as liabilities, any potential beneficial conversion feature related to those underlying shares of convertible preferred would not be recognized until such time as the warrant is exercised. At that point any excess of the fair value of the Company’s common stock into which the shares of convertible preferred are convertible over the effective conversion price, measured as the sum of the carrying amount of the warrant liability and the exercise price of the warrant, would be recognized as a beneficial conversion feature and would reduce earnings available to common stockholders in the calculation of earnings per share for that period.

In connection with the closing of a qualifying IPO, all of the outstanding redeemable convertible preferred stock warrants will automatically convert to common stock warrants, and the redeemable convertible preferred stock warrant liability will be remeasured to the extent the warrants qualify for equity classification and no further measurement will be required thereafter.

Immediately prior to the completion of the IPO, the Company issued 274,992 shares of Series B redeemable convertible preferred stock and 1,210,591 shares of Series C redeemable convertible preferred stock upon the exercise of 277,992 and 1,251,357 of Series B and Series C redeemable convertible preferred stock warrants, respectively, after the forfeiture of 3,000 and 40,766 Series B and Series C redeemable convertible preferred stock warrants, respectively. The shares issued upon the net exercise were sold as Class A common stock in the IPO. In addition, all of the remaining outstanding redeemable convertible preferred stock warrants automatically converted to Class B common stock warrants upon closing of the IPO. As a result of the net exercise of redeemable convertible preferred stock warrants and automatic conversion of the remaining warrants to Class B common stock warrants, the Company revalued the warrants as of the completion of the IPO and reclassified the remaining redeemable convertible preferred stock warrant liability balance related to the unexercised warrants to additional paid-in capital. As of September 30, 2015, there were 425,643 Class B common stock warrants outstanding. These Class B common stock warrants expire in June 2025 and are exercisable at an exercise price of $0.67 per share.